UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2016
________________________________________________________

________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33,401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 9, 2016, Platform Specialty Products Corporation ("Platform") issued a press release announcing Platform's financial results for the first quarter ended March 31, 2016 (the "2016 First Quarter Results"). A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Simultaneously with the filing of this Current Report on Form 8-K, Platform posted supplemental financial information relating to Platform's financial results for the first quarter ended March 31, 2016. The supplemental financial information, which can be found in the Investor Relations section of Platform's website at www.platformspecialtyproducts.com under Events & Presentations, is attached hereto as Exhibit 99.2.
To supplement the financial measures prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"), within the 2016 First Quarter Results and the supplemental financial information furnished herewith, Platform has provided the following non-GAAP financial measures: pro forma adjusted diluted earnings per share, pro forma sales, adjusted EBITDA, pro forma adjusted EBITDA, and organic sales. Platform also evaluates and presents its results of operations on a constant currency and pro forma constant currency basis. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.
Management believes that these non-GAAP measures provide useful information to investors by reflecting additional ways of viewing aspects of Platform's operations that, when reconciled to the corresponding GAAP measure, helps investors to understand the long-term profitability trends of Platform's business, and facilitates comparisons of its profitability to prior and future periods and to its peers.  These non-GAAP measures may not, however, be indicative of the results that Platform expects to recognize for future periods. Non-GAAP financial measures that Platform uses may also differ from measures that other companies may use. Non-GAAP financial measures should be considered in addition to, and not a substitute for, financial information prepared in accordance with GAAP.
The information in this Item 2.02 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and Exhibits 99.1 and 99.2 attached hereto shall not be incorporated by reference into any filing of Platform, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.
Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report.

(a) On May 5, 2016, management of Platform concluded that Platform's financial statements included in its quarterly report on Form 10-Q for the quarter ended March 31, 2015 (the "Q1 2015 10-Q") should no longer be relied upon as a result of an error to goodwill and foreign currency translation adjustment of approximately $73 million relating to the acquisition of Arysta LifeScience Limited. This error was previously disclosed in Platform’s quarterly report on Form 10-Q for the quarter ended June 30, 2015 (the “Q2 2015 10-Q”) and was corrected as an out-of-period adjustment in this quarterly report. Platform subsequently concluded that this previously disclosed error also had the effect of understating cash flows provided by operating activities and cash flows used in investing activities by approximately $73 million, and therefore further concluded that the financial information included in the Q1 2015 10-Q should no longer be relied upon and should be restated. Platform's authorized officers discussed this matter with Platform's Audit Committee, which concurred with this decision. Platform's authorized officers and Audit Committee also discussed this matter with Platform's public accounting firm, PricewaterhouseCoopers LLP, prior to this filing. The error had no impact on the net decrease in cash and cash equivalents for the quarter ended March 31, 2015 and cash balances as of March 31, 2015.  Further, the restatement does not impact the Q2 2015 10-Q or Platform's quarterly report on Form 10-Q for the quarter ended September 30, 2015, its annual report on Form 10-K for the year ended December 31, 2015 or its adjusted EBITDA or pro forma adjusted earnings per share, both non-GAAP measures, as previously reported in Platform's earnings release issued on May 12, 2015 related to the Q1 2015 10-Q and subsequent earnings releases for the remainder of 2015.
The erroneous information included in the Q1 2015 10-Q will be described and restated in Notes 1 and 20 of Platform’s quarterly report on Form 10-Q for the quarter ended March 31, 2016 (the "Q1 2016 10-Q"). The error described above and in such Notes resulted from the material weaknesses described in Item 9A of Platform's annual report on Form 10-K for the fiscal year ended December 31, 2015 (the "Annual Report"). Management is actively engaged in implementing the remediation initiatives described in the Annual Report and has taken steps to remediate the material weaknesses, including, but not limited to, hiring a complement of personnel with an appropriate level of accounting knowledge, experience and training commensurate with Platform's financial reporting requirements. These remediation initiatives will be fully described in the Q1 2016 10-Q. Platform cannot be certain that the steps taken and/or any future improvements identified and implemented will successfully remediate the material weaknesses or that other material weaknesses and control deficiencies will not be discovered in the future.
A copy of the restatement is attached hereto as Exhibit 99.3 and is incorporated by reference in this Item 4.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
99.1	Press release dated May 9, 2016 relating to Platform Specialty Products Corporation's financial results for the first quarter ended March 31, 2016 (furnished only).
99.2	Supplemental financial information relating to Platform's financial results for the first quarter ended March 31, 2016 (furnished only).
99.3
Restatement of Platform's unaudited Condensed Consolidated Statement of Comprehensive Income, Condensed Consolidated Balance Sheet, Condensed Consolidated Statement of Cash Flows and Condensed Consolidated Statement of Changes in Stockholders' Equity and related notes, for and as of the three months ended March 31, 2015, included in Platform's quarterly report on Form 10-Q for the quarter ended March 31, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION
(Registrant)
May 9, 2016	/s/ Sanjiv Khattri
(Date)	Sanjiv Khattri
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press release dated May 9, 2016 relating to Platform Specialty Products Corporation's financial results for the first quarter ended March 31, 2016 (furnished only).
99.2	Supplemental financial information relating to Platform's financial results for the first quarter ended March 31, 2016 (furnished only).
99.3
Restatement of Platform's unaudited Condensed Consolidated Statement of Comprehensive Income, Condensed Consolidated Balance Sheet, Condensed Consolidated Statement of Cash Flows and Condensed Consolidated Statement of Changes in Stockholders' Equity and related notes, for and as of the three months ended March 31, 2015, included in Platform's quarterly report on Form 10-Q for the quarter ended March 31, 2015.

.